UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

         Date of Report (Date of earliest event reported): July 28, 2009


                           NORTHERN EXPLORATIONS, LTD.
             (Exact name of registrant as specified in its charter)

        Nevada                      333-125068                  26-3633813
(State of Incorporation)       (Commission File No.)       (IRS Employer ID No.)

   9002 Green Oaks Circle, 2nd Floor,
            Dallas, Texas                                       75243-7212
(Address of principal executive offices)                        (Zip Code)

      Registrant's telephone number, including area code: 1-(866) 570-9822

       Copies of all communications, including all communications sent to the agent for service of process, should be sent to:

                      Blair Krueger, Esq., Attorney at Law
                             The Krueger Group, LLP
                             5771 La Jolla Boulevard
                           La Jolla, California 92037
                            Telephone: (858) 405-7385
                            Facsimile: (858) 456-2540
                            blair@thekruegergroup.com
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ALL  STATEMENTS  CONTAINED IN THIS CURRENT  REPORT OR IN THE EXHIBITS  FURNISHED
WITH THIS CURRENT REPORT, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS CURRENT REPORT AND ARE BASED ON OUR CURRENT PLANS AND EXPECTATIONS, AND THEY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL FUTURE EVENTS OR RESULTS TO BE DIFFERENT THAN THOSE DESCRIBED IN OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE THOSE RELATING TO: OUR
RELATIONSHIPS WITH STRATEGIC PARTNERS; DIFFICULTIES IN INTEGRATING ACQUIRED BUSINESSES; CHANGES IN ECONOMIC, POLITICAL OR REGULATORY CONDITIONS OR OTHER TRENDS; AND OUR ABILITY TO ATTRACT AND RETAIN QUALIFIED PERSONNEL. FURTHER INFORMATION ABOUT THESE MATTERS CAN BE FOUND IN OUR SECURITIES AND EXCHANGE COMMISSION FILINGS. EXCEPT AS REQUIRED BY APPLICABLE LAWS OR REGULATIONS, WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE OUR FORWARD-LOOKING STATEMENTS TO REFLECT FUTURE EVENTS OR CIRCUMSTANCES.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On July 28, 2009, Northern Explorations, Ltd., a Nevada corporation ("Northern"), and Dominus Energy, AG, a Switzerland corporation ("Dominus"), entered into an Option Purchase Agreement (the "Agreement") by which Northern has acquired from Dominus an option to acquire from Dominus its working interest in gas wells in the Adams-Baggett field in Crockett County, Texas. Under the Agreement, Dominus and the Company have effectively terminated and released themselves from their prior acquisition agreement announced in early June 2009. Under the Agreement, Northern may exercise its option until October 31, 2009, and Dominus reserves for itself an overriding royalty interest on all revenue generated by the project. A copy of the Agreement is filed as Exhibit 10.1 to this Current Report, and is expressly incorporated herein by reference. A copy of the Press Release of the Company announcing the Agreement is filed as Exhibit
99.1 to this Current Report, and is expressly incorporated herein by reference.

ITEM 9.01 EXHIBITS

     Exhibits. The following exhibits are filed herewith:

     Exhibit
     Number                         Description
     ------                         -----------

     10.1       Option Purchase Agreement With Dominus Energy A.G.
     99.1       Press Release Of The Company Dated July 29, 2009

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NORTHERN EXPLORATIONS, LTD.


Dated: July 29, 2009                       By: /s/ Mark Schaftlein
                                               ---------------------------------
                                               Mark Schaftlein
                                               Chief Executive Officer


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